
hims & hers
Investor Presentation March 2022
Hims & Hers Health, Inc.

Disclaimer

This presentation includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements can be identified by the use of forward-looking terminology, including the words "believes," "estimates," "anticipates," "expects," "intends," "plans," "may," "will," "likely," "potential," "projects," "predicts," "continue," "goal," "strategy," "future," "forecast," "target," "outlook," "project," or "should," or, in each case, their negative or other variations or comparable terminology. There can be no assurance that actual results will not materially differ from expectations. Such statements include, but are not limited to, any statements relating to our financial outlook and guidance, financial and business performance, the underlying assumptions, and statements about events and trends including events and trends that we believe may affect our financial condition, results of operations, short- and long-term business operations, objectives and strategy, and financial needs, market acceptance and success of our business model, our ability to expand the scope of our offerings, and our ability to comply with the extensive, complex and evolving regulatory requirements applicable to the healthcare industry. These statements are based on management's current expectations, but actual results may differ materially due to various factors.

Forward-looking statements are neither historical facts nor assurances of future performance. Instead, the forward-looking statements contained in this presentation are based on our current expectations, assumptions and beliefs concerning future developments and their potential effects on us. Future developments affecting us may not be those that we have anticipated. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond our control) and other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. These risks and uncertainties include, but are not limited to, those factors described in the Risk Factors and other sections of our most recently filed Annual Report on Form 10-K, our most recently filed Quarterly Report on Form 10-Q, and other current and periodic reports we file from time to time with the Securities and Exchange Commission (the "Commission").

Should one or more of these risks or uncertainties materialize, or should any of our assumptions prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. The forward-looking statements contained in this presentation are made only as of the date hereof. We undertake no obligation to update or revise any forward-looking statements, or to update the reasons actual results could differ materially from those anticipated in the forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.

By their nature, forward-looking statements involve risks and uncertainties because they relate to events and depend on circumstances that may or may not occur in the future. We caution you that forward-looking statements are not guarantees of future performance and that our actual results of operations, financial condition and liquidity, and developments in the industry in which we operate may differ materially from those made in or suggested by the forward-looking statements contained in reports we have filed or will file with the Commission, including our most recently filed Annual Report on Form 10-K, our most recently filed Quarterly Report on Form 10-Q and other current and periodic reports we file from time to time. In addition, even if our results of operations, financial condition and liquidity, and developments in the industry in which we operate are consistent with the forward-looking statements contained in such reports, those results or developments may not be indicative of results or developments in subsequent periods.

Numerous industries have been disrupted over the course of the last decade

1994
amazon
Retail / Commerce

1997
NETFLIX
TV / Video

2006
Spotify
Radio / Music

2008
airbnb
Hotels

2009
Square
Payments

2009
Uber
Transportation

2012
coinbase
Financial Technology

2012
lyft
Transportation

2013
DOORDASH
Delivery

1995 2000 2005 2010 2015



2017
hims & hers
Healthcare

various societal & technological changes, coupled with accelerating telehealth deregulation, are driving rapid digitization of healthcare

The U.S. healthcare industry is one of the **last trillion dollar industries** to be disrupted

Retail[1]
$5 tn

Transportation[2]
$2 tn

Financial Services[2]
$1.5 tn

Healthcare[3]
$4 tn



With 330mm people's health at risk, improving the status quo is arguably the most impactful opportunity of our lifetime

1. Ibisworld, 2019; 2. SelectUSA; 3. CMS NHE Fact Sheet, March 2020

High prices, poor accessibility, and lack of convenience drive high levels of U.S. healthcare consumer friction today

Per capita spend in the United States has doubled in the last 20 years, however, U.S. life expectancy & health indicators are falling behind peers in the global landscape

Our platform addresses the core pain points for today's patients

Expensive

50%

of U.S. families **can't afford their deductible**[1]

1/3

of U.S. families decided **not to seek medical care** due to cost[4]

Inaccessible

1 in 4

ER visits are the **result of inaccessibility** to regularly scheduled doctor visits[2]

77%

of U.S. rural counties are considered **"primary care health professional shortage areas"** and 9% have no physicians at all[5]

Inconvenient

24 days

average time to schedule a first-time appointment with a doctor in the U.S.[3]

3 of 4

millennials would rather search for medical advice online vs. seeing doctors in-person[6]

1. PwC Cost Trend Analysis; 2. McKinsey: Healthcare consumerism 2018: An update on the journey; 3. Merritt Hawkins: 2017 Survey of Physician Appointment Wait Times and Medicare and Medicaid Acceptance Rates; 4. Bankrate, As coronavirus spreads, nearly 1 in 3 Americans admit to not seeking medical care due to cost, March 2020 ; 5. National Rural Health Association; 6. Harmony Healthcare IT, Survey Reveals Millennials" Relationship with Health Care, August 2019

The frictionless experience modern consumers expect, making health and wellness more accessible than ever...


Thick Fix Shampoo
Double Doze Sleep Supplement
Shop
Care
The support you need, when you need it
Concierge
Available now
Sal
+ 2 others
Dermatology
Charles Shay MD
+ 2 others
Add treatment
Our most popular programs
Sexual Health
Erectile Dysfunction
Premature Ejaculation
Hair & Skin
Home
Care
Programs
Shop
9:41
Welcome back, Dave
An expert is now reviewing your health intake
Lawrence Devolld MD
Hims Topical Finasteride & Minoxidil Spray
Requested
Review
Fulfillment
Delivery
Mental Health
Aging and your skin
Chapter 1
Generates new cells
Improves texture & pigmentation
Concierge
Hi Malcom, how can we help?
No problem! This happens sometimes. Let me connect you with a provider to talk about your option
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...powered by a digitally native, fully verticalized end-to-end experience

Brand

- Strong Consumer Brand
- Trusted Provider Network

Technology

- Clinically Focused EMR
- Personalized Platform

Seamless Experience

- Digital Prescriptions
- End-to-end Fulfillment

This new front door to health and wellness addresses many friction points, and is just the beginning


Your order
was placed.

Affordable

Transparent pricing by paying only for treatment program vs. traditional provider, pharmacy, and high deductibles

Free guided content, treatment tools, and ongoing access to medical providers **remove traditional barriers of ongoing care**

Accessible

24/7

access nationwide so everyone can get care, regardless of proximity to medical providers

80%

of our customers are first time buyers, many of which have **sought treatment for conditions they weren't comfortable addressing in person**

Convenient

<1 day

average time from request to provider consultation vs. average of 24 days for traditional appointment[1]

Our fully digital platform provides unprecedented **potential for greater personalization and improved outcomes**

1. Merritt Hawkins: 2017 Survey of Physician Appointment Wait Times and Medicare and Medicaid Acceptance Rates

Our team is led by a visionary founder, with support from a veteran leadership team that has scaled several leading distruptive companies



Andrew Dudum
Chief Executive Officer & Co-Founder

ATOMIC



Yemi Okupe
Chief Financial Officer

Uber
Braintree
G



Melissa Baird
Chief Operations Officer

BONOBOS
zulily



Soleil Boughton
Chief Legal Officer

G
JONES DAY



Mike Chi
Chief Growth Officer

ZOLA
INTERMIX
GILT



Amee Parekh
Senior Vice President, Human Resources

Uber
expedia group
IBM

Omnichannel presence is a critical part of driving higher brand awareness and consumer trust


2020
+1,800 Locations
2021
REVOLVE
Online retailer
2021
THE VITAMIN SHOPPE
+250 Locations
2021
Walgreens
+7,000 Locations
2021
amazon
Hims & Hers Amazon store
2021
BED BATH & BEYOND
~250 Locations
2022
CVS
+7,800 Locations
2022
Walmart
+1,400 Locations
2022
GNC
+600 Locations
2021
2022

We've seen rapid uptick in adoption across our platform

5mm+

H&H telehealth consultations since launch

21mm+

Cumulative patient touchpoints[1]



5.2mm
2.8mm
1.2mm
431k
H&H telehealth consultations since launch
'18
'19
'20
'21



Source: Company internal data

Note: All numbers as of December 2021

1. Includes cumulative follow up messages, telehealth visits on our platform, renewal visits, and shipments delivered

Strong adoption, growth and a trusted brand backed by scalable operational capabilities unlocks our seamless experience and future offerings


Columbus
OH
Phoenix
AZ

Columbus, OH

- 300k sq. ft.
- Secure regulation standard drug storage cage
- Full automation packaging machinery

Phoenix, AZ

- 25k sq. ft.
- Compounding pharmacy
- Customizable Rx treatment capabilities

We focus on stigmatized conditions that enable us to have deep and long-lasting customer relationships


High Frequency
Engagement
h
Preferred
Private Digital
Experience
Trusted
Brand

We are excited by natural areas of expansion into new conditions

	Existing		Recently Launched			Future Opportunities			
	Hair Loss	ED	Anxiety & Depression	Dermatology	Primary Care	Sleep	Fertility	Diabetes	Cholesterol
Spend	$3bn[1]	$4bn[2]	$14bn[3]	$44bn[4]	$280bn[1]	$15bn[5]	$15bn[6]	$70bn[7]	$21bn[1]
Chronic	✓	✓	✓	✓	—	✓	✓	✓	✓
Generic Medication	✓	✓	✓	✓	✓	✓	✓	✓	✓
Specialty Focus	✓	✓	✓	✓	✓	✓	✓	✓	✓
Stigma	✓	✓	✓	✓	—	✓	✓	—	—
Telehealth Enabled	✓	✓	✓	✓	✓	✓	✓	✓	✓

Note: Market size based on global spend (except for Primary Care which is US only)

1. Grand View Research, 2020; 2. Arizton, 2018; 3. Medgadget, 2019; 4. Market Research, 2020; 5. Allied Market Research, 2020; 6. Research and Markets, 2020; 7. Mordor Intelligence







differentiated business model
unique strategy







Significant historical revenue growth + gross margin profile translates to attractive gross profit generation



Year-over-Year Growth %
——
▲ 209%
▲ 80%
▲ 83%
Annual revenue
($ millions)
117% CAGR
$27
$83
$149
$272
FY 2018
FY 2019
FY 2020
FY 2021



% Gross Margin
29%
54%
74%
75%
Annual gross profit
($ millions)
197% CAGR
$8
$45
$109
$204
FY 2018
FY 2019
FY 2020
FY 2021

The majority of revenue across our platform is recurring subscription revenue


84%
online (Rx)
5%
wholesale
11%
online (non-Rx)

Prescription vs non-prescription medication


92%
online (subscription)
5%
wholesale
3%
online (non-subscription)

Subscription vs non-subscription

Note: For 12 months ended December 2021
Source: Company internal data

Expanding customer base has driven both new and repeat revenue


Subscriptions
(000s)
66%
'19-'21 CAGR
134
190
312
609
EOY 2018
EOY 2019
EOY 2020
EOY 2021


New Revenue[1]
Repeat Customer Revenue[2]
($ millions)
81%
'19-'21 CAGR
67%
'19-'21 CAGR
$27
$82
$141
$247
FY 2018
FY 2019
FY 2020
FY 2021

1. Represents total Hims & Hers online revenue, excluding acquisitions, generated by customers acquired in each respective year shown
2. Represents total Hims & Hers online revenue, excluding acquisitions, generated by customers acquired in prior years.

Strong and improving unit economics provide the ability to invest in platform expansion


Q1'19 Cohort
($12)
$8
Q1 '19
Q2 '19
Q3 '19
Q4 '19
Cumulative Online Gross Profit[1]
Paid Marketing Expense[2]

>1 over 1 year payback

VS.

<6 under 6 month payback


Q1'21 Cohort
$32
$20
($20)
Q1 '21
Q2 '21
Q3 '21
Q4 '21
Cumulative Online Gross Profit[1]
Paid Marketing Expense[2]

1. Quarter by quarter cumulative gross profit generated by Hims & Hers online customers acquired in the respective starting quarter. Online gross profit represents total online revenue less costs directly attributable to the products shipped and services rendered, including product costs, packaging materials, shipping costs, and labor costs directly related to revenue generating activities.
2. Paid marketing expenses (also referred to as customer acquisition expenses in our most recently filed Annual Report on Form 10-K and our most recently filed Quarterly Report on Form 10-Q) represent total advertising and media costs associated with our efforts to acquire new customers, promote our brands and build awareness for our products and services. Paid marketing expenses include advertising in digital media, social media, television, radio, out-of-home media and various other media outlets.

Strong 2022 outlook[1]

($ millions)	2019A	2020A	2021A	2022E[1]
Revenue	$83	$149	$272	$365 - $380
YoY % Growth	209%	80%	83%	34% - 40%
Adjusted EBITDA[2]	($66)	($8)	($30)	($30) - ($20)
Margin % of Revenue	(80%)	(5%)	(11%)	(8%) - (5%)

1. Financial guidance provided as of Hims & Health Health, Inc. 4Q21 earnings release on February 22, 2022. Please reference the most recently filed SEC form 10-Q and 10-K for applicable risk and uncertainties.
2. This is a non-GAAP financial measure. Please refer to page 21-22 for definitions and reconciliations to the corresponding U.S. GAAP financial measure.

Non-GAAP Financial Measures

In addition to our financial results determined in accordance with U.S. GAAP, we present Adjusted EBITDA (as defined below) and Adjusted EBITDA margin, each non-GAAP financial measures. We use Adjusted EBITDA and Adjusted EBITDA margin to evaluate our ongoing operations and for internal planning and forecasting purposes. We believe that Adjusted EBITDA and Adjusted EBITDA margin, when taken together with the corresponding U.S. GAAP financial measures, provides meaningful supplemental information regarding our performance by excluding certain items that may not be indicative of our business, results of operations, or outlook. We consider Adjusted EBITDA and Adjusted EBITDA margin to be important measures because they help illustrate underlying trends in our business and our historical operating performance on a more consistent basis. We believe that the use of Adjusted EBITDA and Adjusted EBITDA margin is helpful to our investors as they are metrics used by management in assessing the health of our business and our operating performance.

However, non-GAAP financial information is presented for supplemental informational purposes only, has limitations as an analytical tool and should not be considered in isolation or as a substitute for financial information presented in accordance with U.S. GAAP. In addition, other companies, including companies in our industry, may calculate similarly-titled non-GAAP financial measures differently or may use other measures to evaluate their performance, all of which could reduce the usefulness of Adjusted EBITDA or Adjusted EBITDA margin as a tool for comparison. Reconciliations are provided below for Adjusted EBITDA to net loss and Adjusted EBITDA margin to net loss margin, the most directly comparable financial measures stated in accordance with U.S. GAAP. Investors are encouraged to review net loss and net loss margin and the reconciliations of Adjusted EBITDA to net loss and Adjusted EBITDA margin to net loss margin, and not to rely on any single financial measure to evaluate our business.

Adjusted EBITDA is a key performance measure that our management uses to assess our operating performance. Because Adjusted EBITDA facilitates internal comparisons of our historical operating performance on a more consistent basis, we use this measure for business planning purposes. "Adjusted EBITDA" is defined as net loss before depreciation and amortization, (benefit) provision for income taxes, interest income, interest expense, amortization of debt issuance costs, stock-based compensation, change in fair value of liabilities, one-time Merger bonuses and warrant expense, and acquisition-related costs, which include professional services and consideration paid for employee equity with vesting requirements incurred directly as a result of acquisitions.

Some of the limitations of Adjusted EBITDA include (i) Adjusted EBITDA does not properly reflect capital commitments to be paid in the future, and (ii) although depreciation and amortization are non-cash charges, the underlying assets may need to be replaced and Adjusted EBITDA does not reflect these capital expenditures. In evaluating Adjusted EBITDA, you should be aware that in the future we will incur expenses similar to the adjustments in this presentation. Our presentation of Adjusted EBITDA should not be construed as an inference that our future results will be unaffected by these expenses or any unusual or non-recurring items. We compensate for these limitations by providing specific information regarding the U.S. GAAP items excluded from Adjusted EBITDA. When evaluating our performance, you should consider Adjusted EBITDA in addition to, and not a substitute for, other financial performance measures, including our net loss and other U.S. GAAP results.

We have not reconciled forward-looking Adjusted EBITDA to its most directly comparable U.S. GAAP measure, net loss, because we cannot predict with reasonable certainty the ultimate outcome of certain components of such reconciliations, including market-related assumptions that are not within our control, or others that may arise, without unreasonable effort. For these reasons, we are unable to assess the probable significance of the unavailable information, which could materially impact the amount of future net loss.

Reconciliation of Non-GAAP financial measures

($ millions, unaudited)	2019A	2020A	2021A
Revenue	**$82.6**	**$148.8**	**$271.9**
Net Loss	**($72.1)**	**($18.1)**	**($107.7)**
Net Loss margin % of Revenue	(87%)	(12%)	(40%)
Depreciation and amortization	$0.3	$1.1	$4.1
(Benefit) provision for income taxes	$0.1	$0.1	($3.1)
Interest income	($1.9)	($0.4)	($0.4)
Interest expense	$0.4	$0.0	–
Amortization of debt issuance costs	$0.1	$0.3	$0.1
Stock-based compensation	$8.0	$5.8	$67.2
Change in fair value of liabilities	($1.0)	$3.1	($3.8)
Merger bonuses	–	–	$5.2
Warrant expenses in connection with Merger	–	–	$0.2
Acquisition-related costs	–	–	$8.1
Adjusted EBITDA	**($66.1)**	**($8.1)**	**($30.1)**
Adjusted EBITDA margin % of Revenue	(80%)	(5%)	(11%)